CMFG Life Insurance Company
Power of Attorney
Paul D. Barbato
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Paul D. Barbato, Director of CMFG Life Insurance
Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company
Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424
CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Paul D. Barbato
_________________________________
Paul D. Barbato
CMFG Life Insurance Company
Power of Attorney
Amy Cameron
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Amy Cameron, Director of CMFG Life Insurance
Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company
Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424
CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Amy Cameron
_________________________________
Amy Cameron
CMFG Life Insurance Company
Power of Attorney
Tammy L. Schultz
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Tammy L. Schultz, Director of CMFG Life Insurance
Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company
Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424
CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Tammy L. Schultz
_________________________________
Tammy L. Schultz
CMFG Life Insurance Company
Power of Attorney
Jonathan R. Winderman
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Jonathan R. Winderman, Director of CMFG Life
Insurance Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the
Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424
CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Jonathan R. Winderman
_________________________________
Jonathan R. Winderman
CMFG Life Insurance Company
Power of Attorney
Terrance Williams
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Terrance Williams, Director of CMFG Life Insurance
Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company
Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424
CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Terrance Williams
_________________________________
Terrance Williams
CMFG Life Insurance Company
Power of Attorney
Brian J. Borakove
Treasurer
KNOW ALL PERSONS BY THESE PRESENT, that I, Brian J. Borakove, Director of CMFG Life Insurance
Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company
Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424
CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Brian J. Borakove
_________________________________
Brian J. Borakove